BofA Funds Series Trust

BofA Government Plus Reserves

(the “Fund”)

Supplement dated March 20, 2012 to the Prospectuses for the Fund dated January 1, 2012 (the “Prospectuses”) and the Statement of Additional Information for the Fund dated January 1, 2012 (the “SAI”)

This Supplement provides new and additional information that supplements information contained in the Prospectuses and the SAI for the Fund. This Supplement should be read in conjunction with the Prospectuses and the SAI.

Effective March 20, 2012, the Distributor will be reimbursing certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.02% for all classes of the Fund. Also effective March 20, 2012, the Advisor will be reimbursing certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is not sufficient to maintain a minimum annualized net yield of 0.02%. These reimbursements are voluntary and may be changed or discontinued by the Distributor or the Advisor at any time.  The reimbursement arrangements for the other funds in the BofA Funds complex are not affected by this change.

Shareholders should retain this Supplement for future reference

INT-47/224303-032012